SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 4, 2016

KEYUAN PETROCHEMICALS, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park

Ningbo Economic & Technological Development Zone

Ningbo, Zhejiang Province

P.R. China 315803

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On August 4, 2016, Keyuan Petrochemicals, Inc. (the “Company”) and Delight Reward Limited, a controlling shareholder of the Company (“Delight Reward”), entered into a side agreement (the “Side Agreement”) in connection with the execution of a settlement agreement and the payment subsequently made thereunder by the Company to Dragon State International Limited (“Dragon State”), a former shareholder of the Company.

Dragon State purchased from the Company in September 2010 for an aggregate price of $20 million, 5,333,334 shares of Series B preferred stock, par value $0.001 per share (the “Series B Shares”), convertible to a certain number of shares of common stock, par value $0.001 per share (the “Common Stock”) (the Common Stock that are convertible from the Series B Shares, the “Convertible Shares”), together with 800,001 series C warrants to purchase 800,001 shares of the Company’s Common Stock at a price of $4.50 per share (subject to adjustments) and 800,001 series D warrants to purchase 800,001 shares of the Company’s Common Stock at a price of $5.25 per share (subject to adjustments, together, the “Warrants”) in a private placement in reliance upon the exemption from securities registration afforded by Regulation S as promulgated under the Securities Act of 1933, as amended.

Pursuant to the settlement agreement referenced above, Dragon State agreed to transfer the securities of the Company it owned to Delight Reward and waive all claims and liabilities that Dragon State or its affiliated companies or individuals had brought or would bring against the Company, Delight Reward and certain affiliates of the Company, for an aggregate consideration of RMB 18 million or the equivalent in U.S. dollars.

Under the Side Agreement, Delight Reward agreed to pay to the Company for each Convertible Share the highest sale price of the Company’s Common Stock per share as reported on the OTC Pink Marketplace during a period commencing on the date of the Settlement Agreement, which was $0.005 per share of Common Stock, for an aggregate purchase price of $27,465.01. Delight Reward also agreed in the Side Agreement not to claim, or attempt to claim for any reason and in any circumstance, that the Warrants are exercisable.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

10.1*	Side Agreement dated August 4, 2016 between the Company and Delight Reward.

10.2	Share purchase and settlement agreement dated July 11, 2016 between and among the Company, Dragon State, Delight Reward and others (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on July 11, 2016).

10.3	Certificate of Designations of Series B Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant’s Form 8-K filed on September 30, 2010).

10.4	Amendment to Certificate of Designations of Series B Preferred Stock (incorporated by reference to Exhibit 99.1 to the Registrant’s Form 8-K filed on September 25, 2013).

10.5	Series C Warrant Agreement, dated September 28, 2010 (incorporated by reference to Exhibit 10.6 to the Registrant’s Form 8-K filed on September 30, 2010).

10.6	Series D Warrant Agreement, dated September 28, 2010 (incorporated by reference to Exhibit 10.7 to the Registrant’s Form 8-K filed on September 30, 2010).

10.7	Amendment to Series C Warrant and Series D Warrant, dated September 24, 2013 (incorporated by reference to Exhibit 99.2 to the Registrant’s Form 8-K filed on September 25, 2013).

10.8	Securities Purchase Agreement, dated September 28, 2010 (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K filed on September 30, 2010).

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: August 8, 2016	By:	/s/ Feng Chen
Name: Feng Chen
Title: Chief Executive Officer

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